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CHRYSLER FINANCIAL                                                                   DISTRIBUTION DATE:                07-JAN-02
DAIMLERCHRYSLER AUTO TRUST 2001-D MONTHLY SERVICER'S CERTIFICATE (HL)                                                PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                                         2
      Distribution Date                                                                      07-Jan-02

      DATES COVERED                                                                FROM AND INCLUDING           TO AND INCLUDING
      -------------                                                                ------------------           ----------------
           Collections Period                                                               01-Dec-01                  31-Dec-01
           Accrual Period                                                                   06-Dec-01                  06-Jan-02
           30/360 Days                                                                             30
           Actual/360 Days                                                                         32


                                                                                        NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                      ACCOUNTS                  $ AMOUNT
      ----------------------------                                                      ---------                 ---------
      Pool Balance - Beginning of Period                                                 127,947               2,322,879,293.67
      Collections of Installment Principal                                                                        40,785,655.01
      Collections Attributable to Full Payoffs                                                                    15,599,164.16
      Principal Amount of Repurchases                                                                                      0.00
      Principal Amount of Gross Losses                                                                               289,235.02
                                                                                                             -------------------

      Pool Balance - End of Period                                                       126,789               2,266,205,239.48
                                                                                                             ===================



      POOL STATISTICS                                                                                            END OF PERIOD
      ---------------                                                                                        -------------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                                 2,400,004,065.44
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                    94.43%

      Ending O/C Amount                                                                                          123,290,581.42
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            105.75%

      Cumulative Net Losses                                                                                          115,965.66
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                             0.02960%
      Cumulative Recovery Ratio                                                                                          67.21%
      60+ Days Delinquency Amount                                                                                  4,007,013.41
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                          0.06760%

      Weighted Average APR                                                                                               7.008%
      Weighted Average Remaining Term (months)                                                                            51.76
      Weighted Average Seasoning (months)                                                                                  6.69

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Chrysler Financial                                                          Distribution Date:                           07-Jan-02
DaimlerChrysler Auto Trust 2001-D Monthly Servicer's Certificate (HL)                                                  Page 2 of 2
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

      CASH SOURCES
      ------------
           Collections of Installment Principal             40,785,655.01
           Collections Attributable to Full Payoffs         15,599,164.16
           Principal Amount of Repurchases                           0.00      O/C RELEASE (Prospectus pg S16)
                                                                               -----------
           Recoveries on Loss Accounts                         197,290.73      Pool Balance                    2,266,205,239.48
           Collections of Interest                          13,109,743.10      Yield Supplement O/C Amount       (24,341,264.87)
                                                                                                               -----------------
           Investment Earnings                                  87,637.45      Adjusted Pool Balance           2,241,863,974.61
           Reserve Account                                   5,730,500.00
                                                           ---------------
           Total Sources                                    75,509,990.45      Total Securities                2,142,914,658.06
                                                           ===============                                     -----------------

                                                                               Adjusted O/C Amount                98,949,316.55
      CASH USES
      ---------
           Servicer Fee                                      1,935,732.74      O/C Release Threshold              89,674,558.98
           Note Interest                                     5,192,430.18
           Reserve Fund                                      5,730,500.00      O/C Release Period? (A1 Notes Matured)  No
           O/C Release to Seller                                     0.00
           Note Principal                                   62,651,327.53      O/C Release                                 0.00
                                                          ----------------
           Total Cash Uses                                  75,509,990.45
                                                          ================


      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources                  75,509,990.45
      Investment Earnings in Trust Account                   5,730,500.00)
      Servicer Fee (withheld)                               (1,935,732.74)
      O/C Release to Seller                                          0.00
                                                          -----------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNt                (974,987.89)
                                                          =================

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                                                   Beginning                 Ending            Principal        Principal per
                                                    Balance                  Balance            Payment           $1000 Face
                                               ----------------       -----------------   -----------------    ---------------

  NOTES & CERTIFICATES
  --------------------
  Class A-1  517,700,000.00 @  2.21%           431,065,985.59           368,414,658.06     62,651,327.53        121.0185967
  Class A-2  600,000,000.00 @  2.47%           600,000,000.00           600,000,000.00              0.00          0.0000000
  Class A-3  675,000,000.00 @  3.15%           675,000,000.00           675,000,000.00              0.00          0.0000000
  Class A-4  425,000,000.00 @  3.78%           425,000,000.00           425,000,000.00              0.00          0.0000000
  Certificates                                  74,500,000.00            74,500,000.00              0.00          0.0000000
                                             ----------------       ------------------------------------
          Total Securities                   2,205,565,985.59         2,142,914,658.06     62,651,327.53
                                             ================       ====================================



                                                   Interest               Interest per
                                                    Payment                $1000 Face
                                             ---------------------------------------------
  NOTES & CERTIFICATES
  --------------------
  Class A-1  517,700,000.00 @  2.21%               846,805.18            1.6357064
  Class A-2  600,000,000.00 @  2.47%             1,235,000.00            2.0583333
  Class A-3  675,000,000.00 @  3.15%             1,771,875.00            2.6250000
  Class A-4  425,000,000.00 @  3.78%             1,338,750.00            3.1500000
  Certificates                                           0.00
                                                --------------
      Total Securities                           5,192,430.18
                                                ==============

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